LGM Frontier Markets Equity Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2020

(Unaudited)

Description	Shares or Participation Units	Value
Common Stocks — 90.8%

Argentina — 1.0%
Despegar.com Corp. (1) (2)	112,400	$798,040

Botswana — 1.2%
Letshego Holdings, Ltd.	13,763,348	939,245

Colombia — 1.6%
Bolsa de Valores de Colombia	448,275	1,228,249

Costa Rica — 3.2%
Florida Ice & Farm Co. SA	2,713,131	2,529,417

Croatia — 0.0%
Ledo DD (1)	632	—

Egypt — 15.4%
Alexandria Containers & Goods	294,710	133,047
Commercial International Bank Egypt SAE, GDR	1,096,206	4,232,002
Eastern Co. SAE	8,749,806	6,896,127
Integrated Diagnostics Holdings PLC (1) (3)	234,561	829,741

		12,090,917

Georgia — 5.3%
Bank of Georgia Group PLC (1)	256,103	2,936,398
Georgia Capital PLC (1)	189,880	1,080,704
Georgia Healthcare Group PLC (2) (3)	96,457	100,234

		4,117,336
Ghana — 0.3%
FAN Milk, Ltd. (1)	355,900	207,942
Unilever Ghana, Ltd. (1) (4)	90,900	59,310

		267,252
Kenya — 4.5%
ABSA Bank Kenya PLC	7,629,300	771,518
East African Breweries, Ltd.	1,151,400	1,717,366
Safaricom PLC	3,852,200	1,064,438
Uchumi Supermarkets PLC (1)	595,500	1,784

		3,555,106
Kuwait — 1.2%
Humansoft Holding Co. KSC (1)	111,364	969,621
Mauritius — 2.2%
MCB Group, Ltd.	302,910	1,753,694
Nigeria — 3.1%
Guaranty Trust Bank PLC	27,939,197	1,734,593
Guaranty Trust Bank PLC, GDR	245,000	684,719

		2,419,312
Pakistan — 5.3%
Abbott Laboratories Pakistan, Ltd.	515,345	1,578,811
United Bank, Ltd.	4,257,700	2,537,232

		4,116,043
Peru — 8.1%
Alicorp SAA (1)	2,332,353	5,310,861

Credicorp, Ltd.	7,766	1,070,310

		6,381,171

Puerto Rico — 5.4%
EVERTEC, Inc.	144,000	4,193,280

Senegal — 6.1%
Sonatel SA	207,858	4,743,347

South Africa — 1.1%
Famous Brands, Ltd.	397,245	782,432
Old Mutual, Ltd.	10,455	35,606

		818,038

Sri Lanka — 1.9%
Ceylon Tobacco Co. PLC	197,692	978,924
Commercial Bank of Ceylon PLC	1,609,046	543,451

		1,522,375

Tanzania (United Republic Of) — 3.1%
Tanzania Breweries, Ltd. (4)	758,457	2,458,266

Turkey — 3.3%
Coca-Cola Icecek AS	439,430	2,604,627

United Arab Emirates — 3.5%
Aramex PJSC (1)	3,218,511	2,763,902

United Kingdom — 0.6%
ASA International Group PLC (3)	320,630	439,743

United States — 3.1%
PriceSmart, Inc. (2)	44,216	2,404,466

Vietnam — 10.3%
Mobile World Investment Corp. (1)	255,000	924,360
Phu Nhuan Jewelry JSC	907,810	2,453,899
Vietnam Dairy Products JSC	946,829	4,667,007

		8,045,266

Zimbabwe — 0.0%
Delta Corp., Ltd. (4)	1,433,479	—

Total Common Stocks (identified cost $93,864,454)		71,158,713

Participation Notes — 6.0%

United Kingdom — 6.0%
Humansoft Holding Co. KSC, Issued by HSBC Bank PLC, Maturity Date 8/03/2020 (5)	540,457	4,704,660

Total Participation Notes (identified cost $5,667,008)		4,704,660

Short-Term Investments — 1.4%

Collateral Investment for Securities on Loan — 0.3%
BMO Institutional Prime Money Market Fund — Premier Class, 0.139% (6) (7)	255,062	255,062

Mutual Funds — 1.1%
BMO Institutional Prime Money Market Fund — Premier Class, 0.139% (6)	826,410	826,493

Total Short-Term Investments (identified cost $1,081,297)		1,081,555

Total Investments — 98.2% (identified cost $100,612,759)		76,944,928
Other Assets and Liabilities — 1.8%		1,413,448

Total Net Assets — 100.0%		$78,358,376

LGM Frontier Markets Equity Fund

Industry Allocation

As of May 31, 2020

(Unaudited)

Industry	Value	% of Total Net Assets

Agriculture	$7,875,051	10.0%
Banks	16,263,917	20.8
Beverages	9,309,676	11.8
Commercial Services	5,322,445	6.8
Diversified Financial Services	2,607,237	3.4
Food	10,187,594	13.0
Healthcare-Services	829,741	1.0
Holding Companies-Diversified	0	0.0
Insurance	35,606	0.1
Internet	798,040	1.0
Investment Companies	1,080,704	1.4
Pharmaceuticals	1,578,811	2.0
Retail	6,565,157	8.4
Telecommunications	5,807,785	7.4
Transportation	2,896,949	3.7
Total Common Stocks	71,158,713	90.8
Participation Notes	4,704,660	6.0
Collateral Investment for Securities on Loan	255,062	0.3
Mutual Funds	826,493	1.1

Total Investments	76,944,928	98.2

Other Assets and Liabilities	1,413,448	1.8

Net Assets	$78,358,376	100.0%

Notes to Schedule of Investments (Unaudited)

The categories of investments are shown as a percentage of total net assets for the Fund as of May 31, 2020.

(1)	Non-income producing.
(2)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(3)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws.
(4)

At May 31, 2020, the Fund held fair valued securities valued at $2,517,576 representing 3.2% of net assets. The securities have been fair valued as determined in good faith under procedures established by and under general supervision of the Fund’s Trustees.

(5)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or marked.
(6)	Denotes an investment in an affiliated entity. Please refer to Note 4, Investments in Affiliated Issuers, in the Additional Information Associated with the Schedule of Investments.
(7)	Please refer to Note 2, Securities Lending, in the Additional Information Associated with the Schedule of Investments.

Notes to Schedule of Investments (Unaudited)

Additional Information Associated with the Schedule of Investments (Unaudited)

1.    Organization

BMO LGM Frontier Markets Equity Fund (the “Fund”) was established as a Delaware statutory trust on July 3, 2013 with an inception date of December 18, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “Interval Fund” under the Investment Company Act of 1940 (the “1940 Act”), as amended. An Interval Fund continuously offers its shares to the public, but only offers to repurchase its shares at predetermined intervals. The Fund has set quarterly repurchase intervals.

The Fund’s investment objective is to provide capital appreciation. The Fund invests at least 80% of its assets in equity securities of foreign companies located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. Frontier markets are considered to be those markets in any country that is included in the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index, certain countries in the MSCI Emerging Markets Index, and certain other countries that are not included in those indices, as described in the Fund’s Prospectus.

2.    Securities Lending

The Fund participates in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company serves as the securities lending agent. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s fair value on securities and accrued interest loaned, and reinvested in the BMO Institutional Prime Money Market Fund. The valuation of collateral is discussed in “Investment Valuations” in Note 3 of the Additional Information Associated with the Schedule of Investments. When the Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. The Fund also is subject to the risks associated with the investments of cash collateral received from the borrower. Cash collateral received as part of the Fund’s securities lending program invested in the BMO Institutional Prime Money Market Fund as of May 31, 2020 was $255,062. The value of securities loaned at May 31, 2020 was $242,001.

3.     Fair Value Measurements Discussion and Disclosure

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”). The Trustees have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Trustees. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments; it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when a significant decrease occurs in the trade volume and/or frequency for an asset, or when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Notes to Schedule of Investments (Unaudited)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

For the period ended May 31, 2020, the Funds had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy.

The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$798,040	$—	$—	$798,040
Botswana	939,245	—	—	939,245
Colombia	1,228,249	—	—	1,228,249
Costa Rica	2,529,417	—	—	2,529,417
Egypt	—	12,090,917	—	12,090,917
Georgia	—	4,117,336	—	4,117,336
Ghana	207,942	—	59,310	267,252
Kenya	—	3,555,106	—	3,555,106
Kuwait	—	969,621	—	969,621
Mauritius	—	1,753,694	—	1,753,694
Nigeria	—	2,419,312	—	2,419,312
Pakistan	—	4,116,043	—	4,116,043
Peru	6,381,171	—	—	6,381,171
Puerto Rico	4,193,280	—	—	4,193,280
Senegal	4,743,347	—	—	4,743,347
South Africa	—	818,038	—	818,038
Sri Lanka	—	1,522,375	—	1,522,375
Tanzania (United Republic Of)	—	—	2,458,266	2,458,266
Turkey	—	2,604,627	—	2,604,627
United Arab Emirates	—	2,763,902	—	2,763,902
United Kingdom	—	439,743	—	439,743
United States	2,404,466	—	—	2,404,466
Vietnam	—	8,045,266	—	8,045,266
Participation Notes	—	4,704,660	—	4,704,660
Short-Term Investments	826,493	255,062	—	1,081,555

Total	$24,251,650	$50,175,702	$2,517,576	$76,944,928

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Beginning Balance	$-
Purchases	-
Sales	(545,471)
Amortization of discount	-
Transfers in	4,967,481
Transfers out	-
Corporate actions	-
Change in unrealized appreciation (depreciation)	(862,463)
Realized gains (losses)	(1,041,971)
Ending Balance	$2,517,576

Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2020	$(862,463)

Notes to Schedule of Investments (Unaudited)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of May 31, 2020:

	Fair Value at May 31, 2020	Valuation Technique	Unobservable Input	Impact to Valuation from an Increase in input

Common Stock	$ 2,517,576	Market Approach	Discounts for Lack of Marketability	Increase

4.     Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior periods may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2020 and may include acquisitions of new investments, prior period holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security/Fund Description	Value, Beginning of Period	Purchases	Sales Proceeds	Change in Unrealized Depreciation	Net Realized Loss		Value, End of Period	Dividends Credited to Income	Net Realized Gain on Capital Gain Distributions
Cash Sweep Investment in BMO Institutional Prime Money Market Fund, Premier Class, 0.139%
	$6,644,906	$21,967,753	$27,785,077	$(153)		$(936)	$826,493	$56,694	$—
Collateral Investment for Securities on Loan in BMO Institutional Prime Money Market Fund, Premier Class, 0.139%
	$2,145,290	$14,049,188	$15,939,416	$—	$—		$255,062	$2,415	$—